SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2003

CLAIRE’S STORES, INC.

(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

001-08899
(Commission File Number)

59-0940416
(IRS Employer Identification Number)

3 S.W. 129th Avenue, Pembroke Pines, Florida 33027
(Address of principal executive offices)

Registrant’s telephone number, including area code: (954) 433-3900

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other.

     On November 20, 2003, Claire’s Stores, Inc. (the “Company”) issued a press release announcing the appointment of Rowland Schaefer as Chairman Emeritus and the approval of his retirement package. The board of directors has elected Marla Schaefer and Bonnie Schaefer Co-Chairmen and Co-Chief Executive Officers. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(c)	Exhibits.

Exhibit 99.1 — Press Release of Claire’s Stores, Inc. dated November 20, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIRE’S STORES, INC

Date: November 20, 2003	By: /s/ Ira D. Kaplan

Ira D. Kaplan Chief Financial Officer

Index to Exhibits

Exhibit No	Exhibit Title

99.1	Press Release of Claire’s Stores, Inc. – November 20, 2003